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                      METROPOLITAN LIFE INSURANCE COMPANY

                    SECURITY EQUITY SEPARATE ACCOUNT NO. 13S

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

               SUPPLEMENT DATED JANUARY 19, 2010 TO THE PROSPECTUS

This supplement updates certain information contained in the Prospectus for the above referenced variable life insurance policy.

Effective February 1, 2010, we will no longer accept premium payments or transfers of cash value into Evergreen VA Diversified Capital Builder Fund of Evergreen Variable Annuity Funds.

Please note that the Board of Trustees of this portfolio has approved a plan to liquidate the portfolio on or around April 30, 2010. We have attached a copy of the fund supplement discussing the liquidation.